Ramius Event Driven Equity Fund
A series of Investment Managers Series Trust

Supplement dated June 2, 2015,
to the Summary Prospectus dated December 31, 2014,
and the Prospectus dated December 31, 2014

The following replaces the first paragraph in the “SUMMARY SECTION - Principal Investment Strategies” and “MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS - Principal Investment Strategies” sections in the Prospectus and the section entitled “Principal Investment Strategies” in the Summary Prospectus:

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in one or more of the following: common stocks, preferred stock, warrants, listed equity options, equity swaps and certain convertible securities (for this purpose, only convertible securities that have a strike price equal to or less than the underlying securities stock price at the time of purchase are included). The Fund seeks to achieve its investment objective primarily by investing in the common stocks of companies undergoing a broad range of transformative corporate events. The Fund may invest in equity swaps as a substitute for investing in equity securities and for investment purposes to increase its economic exposure to a particular security in a cost-effective manner. The Fund may invest in all types of securities in pursuit of its strategy including common stock, options, bonds (including high yield bonds commonly known as “junk bonds”), and convertible securities. The Fund may invest in securities of issuers with any market capitalization. The Fund may invest in both U.S. and non-U.S. securities including American Depository Receipts (“ADRs”), which are receipts that represent interest in foreign securities held on deposit by U.S. banks. The Fund may also invest in exchange-traded funds ("ETFs"), cash and other cash equivalent instruments. The Fund engages in frequent and active trading.

The following is added to the sections entitled “SUMMARY SECTION - Principal Risks of Investing” and “MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS - Principal Risks of Investing” in the Prospectus and the section entitled “Principal Risks of Investing” in the Summary Prospectus:

Principal Risks of Investing
•	Equity Swap Risk. An equity swap agreement is a two-party contract that generally obligates the parties to exchange payments based upon a specified reference security or basket of securities. Equity swaps can involve greater risks than a direct investment in securities or other similar instruments, because equity swaps may be leveraged and are subject to illiquidity risk, counterparty risk (e.g., the risk that the other party to the transaction defaults on its obligations), credit risk and valuation risk (i.e., equity swaps may be difficult to value). It may not be possible for the Fund to liquidate an equity swap position at an advantageous time or price, which may result in significant losses.

The following is added to the section entitled “SUMMARY SECTION - Performance” in the Prospectus and the section entitled “Performance” in the Summary Prospectus:

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing the returns of the Fund’s Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for Class A shares may vary from the performance shown to the extent the expenses for that class differ from those of Class I shares. Updated performance information is available on the Fund’s website at www.ramiusmutualfunds.com. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar –Year Total Returns (before taxes) for Class I Shares
For each calendar year at NAV

Class I Shares
Highest Calendar Quarter Return at NAV	4.54%	Quarter Ended 06/30/2014
Lowest Calendar Quarter Return at NAV	(5.75%)	Quarter Ended 09/30/2014

Average Annual Total Returns for periods ended December 31, 2014	One Year	Since Inception (09/30/2013) Annualized
Class I - Return Before Taxes	(3.81)%	(2.08)%
Class I - Return After Taxes on Distributions*	(5.17)%	(3.26)%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	(2.16)%	(2.11)%
Class A - Return Before Taxes	(9.32)%	(6.62)%
HFRX Event Driven Index (does not reflect deduction for fees, expenses or taxes)	(4.06)%	5.00%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for Class A shares will vary from returns shown for Class I.

Please file this Supplement with your records.

Ramius Event Driven Equity Fund
A series of Investment Managers Series Trust

Supplement dated June 2, 2015,
to the Statement of Additional Information dated December 31, 2014

The following is added after the second paragraph of the section entitled “PORTFOLIO HOLDINGS INFORMATION” in the Statement of Additional Information:

The Advisor may disclose upon request selected information and commentary about portfolio holdings that does not identify specific portfolio holdings (“Portfolio Data”) in writing to third parties as of the end of the most recent calendar month no sooner than five business days after month-end. Portfolio Data may include, but is not limited to, information about how the Fund’s investments are generally allocated among investment types, sectors, industries, currency regions, commodity types, interest rates and countries; certain performance statistics (e.g., returns, beta, correlation measures, volatility, performance attribution); and other general fundamental characteristics (e.g., gross exposure, net exposure and leverage). Portfolio Data may be provided to existing or prospective shareholders, financial intermediaries, distribution platforms, rating and ranking organizations, fund databases or other third parties determined to be appropriate by the Advisor, as well as consultants, fiduciaries and other advisors to the foregoing. The Advisor may restrict access to Portfolio Data in its sole discretion or at the request of the Fund if the Advisor or the Fund believes the release of such Portfolio Data may be harmful to the Fund.